[***]	Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10).

Such excluded information is not material and would likely cause competitive harm to the registrant if publicly disclosed.

Exhibit 10.16(e)

AMENDED AND RESTATED LETTER AGREEMENT NO. 4

Frontier Airlines, Inc.

4545 Airport Way

Denver, Colorado 80239

Re: SPECIFICATION MATTERS

Dear Ladies and Gentlemen,

This Amended and Restated Letter Agreement No. 4 (hereinafter referred to as this “Letter Agreement”) is entered into as of December 28, 2017 between FRONTIER AIRLINES, INC. (the “Buyer”) and AIRBUS S.A.S. (the “Seller”).

WHEREAS, the Buyer and the Seller entered into an A320 Family Aircraft Purchase Agreement dated as of September 30, 2011 (as amended, supplemented and modified from time to time prior to the date hereof, the “Agreement”);

WHEREAS, the Buyer and the Seller wish to amend certain terms of the Agreement;

NOW, THEREFORE, IT IS AGREED THAT LETTER AGREEMENT NO. 4, DATED SEPTEMBER 30, 2011 BETWEEN THE BUYER AND THE SELLER, IS HEREBY AMENDED AND RESTATED IN ITS ENTIRETY TO READ AS FOLLOWS:

Capitalized terms used herein and not otherwise defined in this Letter Agreement have the meanings assigned thereto in the Agreement. The terms “herein,” “hereof” and “hereunder” and words of similar import refer to this Letter Agreement.

Both parties agree that this Letter Agreement constitutes an integral, nonseverable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Letter Agreement is governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement will govern.

LA 4 -1

1.	AIRCRAFT ENHANCEMENT

1.1	[***]

1.2	[***]

i)	[***]
ii)	[***]
iii)	[***]
iv)	[***]
v)	[***]

1.3	[***]

1.4	[***]

1.5	[***]

1.6	[***]

(i)	[***]

(ii)	[***]

(iii)	[***]

(iv)	[***]

2.	ASSIGNMENT

Notwithstanding any other provision of this Letter Agreement or of the Agreement but subject to Clause 21.2, this Letter Agreement and the rights and obligations of the Buyer hereunder will not be assigned or transferred in any manner without the prior written consent of the Seller, and any attempted assignment or transfer in contravention of the provisions of this Paragraph 2 will be void and of no force or effect.

3.	CONFIDENTIALITY

This Letter Agreement is subject to the terms and conditions of Clause 22.11 of the Agreement.

A&R LA 4 -2

4.	COUNTERPARTS

This Letter Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered will be an original, but all such counterparts will together constitute one and the same instrument.

A&R LA 4 -3

If the foregoing correctly sets forth your understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to the Seller.

Very truly yours,

AIRBUS S.A.S.

By:	/s/ Christophe Mourey
Christophe Mourey
Its:	Senior Vice President Contracts

Accepted and Agreed

FRONTIER AIRLINES, INC.

By:	/s/ Howard Diamond
Howard Diamond
Its:	General Counsel

A&R LA 4